                                                                 EXHIBIT 10.12

                       Addendum to Cooperation Agreement
                       ---------------------------------

     This Addendum to the Cooperation Agreement (the "Addendum Agreement") is dated and effective as of February 23rd, 1999 and is by and between NEC Corporation, a corporation organized under the laws of Japan, and having an address at 1131 Hinode, Abiko, Chiba 270-11 Japan ("NEC"), and Centillium Technology Corporation, a corporation organized under the laws of the state of California, U.S.A., and having an address at 46531 Fremont Blvd. Fremont, California, 94538, U.S.A. ("Centillium").

The purpose of this Addendum Agreement is to be included as an addendum to the COOPERATION AGREEMENT BETWEEN CENTILLIUM TECHNOLOGY CORPORATION AND NEC CORPORATION" signed on May 28, 1998 (the "Cooperation Agreement").

1. The parties agree to cooperate to define an integrated circuit solution for the copper interface portion of transmission systems which fully comply with G.992.2 Annex C standard ("Annex C").

2. The parties shall work in good faith to jointly approve specifications for Annex C ("Specifications") not later than end of March, 1999. This Specification shall not exceed the mandatory requirements of Annex C.

3. Centillium shall deliver each one of the digital chipset and the analog chipset incorporating Annex C and the software corresponding to Annex C ("Annex C Products") to NEC in accordance with the following schedule.

    --------------------------------------------------------------------------
                      Prototype         Pre-Production      Production
    --------------------------------------------------------------------------
     Digital Chipset
                        March 19, 1999      May 1st, 1999      June 1, 1999
     Analog Chipset
    --------------------------------------------------------------------------
     Software           April 1, 1999       May 1, 1999        June 1, 1999
    --------------------------------------------------------------------------

4. Upon receipt of the prototype form or the pre-production form of the Annex C Products, NEC shall conduct the evaluation of such Annex C Product, and shall provide Centillium with the report with respect to the result of such evaluation.

5. Upon receipt of the production form of the Annex C Products, NEC shall conduct the acceptance test whether such Annex C Products conform to the Specifications set forth in Section 2 above or whether such Annex C Products corresponding to Annex C, and provide Centillium with the results of such acceptance test in writing within 30 days after receipt of the production form of the software.

NEC
---------------------------
Centillium
---------------------------

     In the event that the production form of the Annex C Product fails to pass the acceptance test conducted by NEC, Centillium shall confirm the problem and propose plan to fix within 30 days from the day of receiving the notice of acceptance test's result from NEC, and provide solution to NEC within 120 days from the same day set forth. If the non-conformity is not resolved within such period, then NEC will have the option (i) to make Centillium correct non conformity in such Annex C Products without additional payment by NEC until such Products pass such test or (ii) to terminate this Addendum Agreement. In latter case, NEC shall have no obligation to pay to Centillium the amount set forth in Section 6B.

6. For the services rendered and to partially cover the expenses incurred by Centillium in development of Annex C, NEC agrees to pay Centillium the sum of 330,000 U.S. Dollars. The payments shall be made in accordance with the following schedule.

     A.   $200,000 within 45 days after the signing of this Addendum Agreement.
     B. $130,000 within 45 days after the acceptance of the production form of the software.

7. The parties agree to negotiate in good faith to enter into a Supply Agreement of Annex C Products in which Centillium agrees to continue to sell Annex C Products to NEC at least 7 year period. The parties will seek to execute such Supply Agreement within a reasonable time after the acceptance of the production form of the Annex C Products. The terms and conditions of such Supply Agreement shall be reasonable, and the purchase prices shall be no less favorable than those charged to any third party.

8. All other provisions of the aforementioned Cooperation Agreement is hereby incorporated into this agreement.

9. This Addendum Agreement together with the Cooperation Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.


CENTILLIUM TECHNOLOGY CORP.                       NEC Corporation
---------------------------                       ---------------
                                            Data Communications Division

     Faraj Aalaei                              Masamu Sengoku
--------------------------------------      -------------------------

/s/ Faraj Aalaei                            /s/ Masamu Sengoku

V.P. Planning and Business Development      Assistant General Manager
--------------------------------------      -------------------------

          4/21/99                                 4/21 1999
--------------------------------------      -------------------------

NEC
------------------------
Centillium
------------------------